Exhibit 10.1
FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT
     This First Amendment to Loan and Security Agreement (this “Amendment”) is entered into as of July 24, 2007, by and between COMERICA BANK (“Bank”) and TRUBION PHARMACEUTICALS, INC. (“Borrower”).
RECITALS
     Borrower and Bank are parties to that certain Loan and Security Agreement dated as of September 12, 2006, as amended from time to time (the “Agreement”). The parties desire to amend the Agreement in accordance with the terms of this Amendment.
     NOW, THEREFORE, the parties agree as follows:
     1. The following defined term in Section 1.1 of the Agreement is hereby amended and restated as follows:
          “Equipment Line” means a credit extension of up to Ten Million Dollars ($10,000,000).
     2. Section 2.1(b)(i) of the Agreement is hereby amended and restated in its entirety to read as follows:
          “(i) Subject to and upon the terms and conditions of this Agreement, Bank agrees to make Equipment Advances to Borrower. Borrower may request Equipment Advances at any time from the date hereof through September 12, 2007. The aggregate outstanding amount of Equipment Advances shall not exceed the Equipment Line. Each Equipment Advance shall not exceed one hundred percent (100%) of the invoice amount of equipment and tenant improvements approved by Bank from time to time (which Borrower shall, in any case, have purchased within 180 days of the date of the corresponding Equipment Advance), excluding taxes, shipping, warranty charges, freight discounts and installation expense.”
     3. No course of dealing on the part of Bank or its officers, nor any failure or delay in the exercise of any right by Bank, shall operate as a waiver thereof, and any single or partial exercise of any such right shall not preclude any later exercise of any such right. Bank’s failure at any time to require strict performance by Borrower of any provision shall not affect any right of Bank thereafter to demand strict compliance and performance. Any suspension or waiver of a right must be in writing signed by an officer of Bank.
     4. Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof.
     5. Borrower represents and warrants that the Representations and Warranties contained in the Agreement are true and correct as of the date of this Amendment, and that no Event of Default has occurred and is continuing.
     6. As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:
          (a) this Amendment, duly executed by Borrower;
          (b) a Certificate of the Secretary of Borrower with respect to incumbency and resolutions authorizing the execution and delivery of this Amendment;
          (c) all reasonable Bank Expenses incurred through the date of this Amendment, [which may be debited from any of Borrower’s accounts; and

          (d) such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.
     7. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

     IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

TRUBION PHARMACEUTICALS, INC.

By:	/s/ Michelle Burris

Title:	SVP, CFO

COMERICA BANK

By:	/s/ Daniel Sparkman

Title:	Corporate Banking Officer

[Signature Page to First Amendment to Loan & Security Agreement]

Corporation Resolutions and Incumbency Certification
Authority to Procure Loans
I certify that I am the duly elected and qualified Secretary of TRUBION PHARMACEUTICALS, INC.; that the following is a true and correct copy of resolutions duly adopted by the Board of Directors of the Corporation in accordance with its bylaws and applicable statutes.
     Copy of Resolutions:
     Be it Resolved, That:
          1. Any one (1) of the following: the President, CEO and Chairman; Senior Vice President and CFO;VP, Finance and Administration; Senior Director, Accounting of the Corporation are/is authorized, for, on behalf of, and in the name of the Corporation to:
               (a) Negotiate and procure loans, letters of credit and other credit or financial accommodations from Comerica Bank (“Bank”), a Michigan banking corporation, including, without limitation, that certain Loan and Security Agreement dated as of September 12, 2006, as may subsequently be amended from time to time, including but not limited to that certain First Amendment to Loan and Security Agreement dated as of July 24, 2007.
               (b) Discount with the Bank, commercial or other business paper belonging to the Corporation made or drawn by or upon third parties, without limit as to amount;
               (c) Purchase, sell, exchange, assign, endorse for transfer and/or deliver certificates and/or instruments representing stocks, bonds, evidences of Indebtedness or other securities owned by the Corporation, whether or not registered in the name of the Corporation;
               (d) Give security for any liabilities of the Corporation to the Bank by grant, security interest, assignment, lien, deed of trust or mortgage upon any real or personal property, tangible or intangible of the Corporation; and
               (e) Execute and deliver in form and content as may be required by the Bank any and all notes, evidences of Indebtedness, applications for letters of credit, guaranties, subordination agreements, loan and security agreements, financing statements, assignments, liens, deeds of trust, mortgages, trust receipts and other agreements, instruments or documents to carry out the purposes of these Resolutions, any or all of which may relate to all or to substantially all of the Corporation’s property and assets.
     2. Said Bank be and it is authorized and directed to pay the proceeds of any such loans or discounts as directed by the persons so authorized to sign, whether so payable to the order of any of said persons in their individual capacities or not, and whether such proceeds are deposited to the individual credit of any of said persons or not;
     3. Any and all agreements, instruments and documents previously executed and acts and things previously done to carry out the purposes of these Resolutions are ratified, confirmed and approved as the act or acts of the Corporation.
     4. These Resolutions shall continue in force, and the Bank may consider the holders of said offices and their signatures to be and continue to be as set forth in a certified copy of these Resolutions delivered to the Bank, until notice to the contrary in writing is duly served on the Bank (such notice to have no effect on any action previously taken by the Bank in reliance on these Resolutions).
     5. Any person, corporation or other legal entity dealing with the Bank may rely upon a certificate signed by an officer of the Bank to effect that these Resolutions and any agreement, instrument or document executed pursuant to them are still in full force and effect and binding upon the Corporation.

     6. The Bank may consider the holders of the offices of the Corporation and their signatures, respectively, to be and continue to be as set forth in the Certificate of the Secretary of the Corporation until notice to the contrary in writing is duly served on the Bank.
I further certify that the above Resolutions are in full force and effect as of the date of this Certificate; that these Resolutions and any borrowings or financial accommodations under these Resolutions have been properly noted in the corporate books and records, and have not been rescinded, annulled, revoked or modified; that neither the foregoing Resolutions nor any actions to be taken pursuant to them are or will be in contravention of any provision of the articles of incorporation or bylaws of the Corporation or of any agreement, indenture or other instrument to which the Corporation is a party or by which it is bound; and that neither the articles of incorporation nor bylaws of the Corporation nor any agreement, indenture or other instrument to which the Corporation is a party or by which it is bound require the vote or consent of shareholders of the Corporation to authorize any act, matter or thing described in the foregoing Resolutions.
I further certify that the following named persons have been duly elected to the offices set opposite their respective names, that they continue to hold these offices at the present time, and that the signatures which appear below are the genuine, original signatures of each respectively:
(PLEASE SUPPLY GENUINE SIGNATURES OF AUTHORIZED SIGNERS BELOW)

NAME (Type or Print)	TITLE	SIGNATURE
Peter A. Thompson	President, CEO and Chairman	/s/ Peter Thompson
Michelle Burris	SVP and CFO	/s/ Michelle Burris

Johannes D. van Houte	VP, Finance and Administration	/s/ Johannes van Houte
John A. Bencich	Sr. Director, Accounting	/s/ John Bencich
In Witness Whereof, I have affixed my name as Secretary and have caused the corporate seal (where available) of said Corporation to be affixed on July 24, 2007.

/s/ Kathleen McKereghan Deeley
Secretary

The Above Statements are Correct.
/s/ Michelle Burris
SIGNATURE OF OFFICER OR DIRECTOR OR, IF NONE. A SHAREHOLDER OTHER THAN SECRETARY WHEN SECRETARY IS AUTHORIZED TO SIGN ALONE.
Failure to complete the above when the Secretary is authorized to sign alone shall constitute a certification by the Secretary that the Secretary is the sole Shareholder, Director and Officer of the Corporation.

AGREEMENT TO PROVIDE INSURANCE

TO:	COMERICA BANK	Date: July 24, 2007
attn: Lead Insurance Reviewer
75 E. Trimble Road
	San Jose, CA 95131	Borrower: TRUBION PHARMACEUTICALS, INC.
     In consideration of a loan in the amount of $10,000,000, secured by all tangible personal property including inventory and equipment.
     I/We agree to obtain adequate insurance coverage to remain in force during the term of the loan.
     I/We also agree to advise the below named agent to add Comerica Bank as lender’s loss payable on the new or existing insurance policy, and to furnish Bank at above address with a copy of said policy/endorsements and any subsequent renewal policies.
     I/We understand that the policy must contain:
     1. Fire and extended coverage in an amount sufficient to cover:
The amount of the loan, OR
All existing encumbrances, whichever is greater,
     But not in excess of the replacement value of Borrower’s tangible property.
     2. Lender’s “Loss Payable” Endorsement Form 438 BFU in favor of Comerica Bank, or any other form acceptable to Bank.
INSURANCE INFORMATION

Insurance Co./Agent	Telephone No.:

Agent’s Address:

Signature of Obligor:	/s/ Michelle Burris

Signature of Obligor:

FOR BANK USE ONLY

INSURANCE VERIFICATION: Date:

Person Spoken to:

Policy Number:

Effective From:	To:

Verified by: